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Title / Date / Public-Internal-Confidential-Restricted Adient - PUBLICTitle / Date / Public-Internal-Confidential-Restricted Adient - PUBLIC

Exhibit 99.2

ADIENT

March 30, 2021

BofA Securities
2021 Global Automotive Summit

Important Information

Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient's expectations for the strategic transactions in China and deleveraging transactions (collectively, the "Transactions"), timing, benefits and outcomes of the Transactions, as well as its future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, market position, outlook, targets, guidance or goals are forward-looking statements. Words such as "may," "will," "expect," "intend," "estimate," "anticipate," "believe," "should," "forecast," "project" or "plan" or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient's control, that could cause Adient's actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: Adient's ability to consummate the Transactions that may yield additional value for shareholders at all or on the same or different terms as those described herein, the timing, benefits and outcome of the Transactions, the effect of the announcement of the Transactions on Adient's business relationships, operating results and business generally, the occurrence of any event, change or other circumstances that could give rise to the termination of the Transactions, the failure to satisfy conditions to consummation of the Transactions, including the receipt of regulatory approvals (and any conditions, limitations or restrictions placed on these approvals), risks that the Transactions disrupt current plans and operations, including potential disruptions with respect to our employees, vendors, clients and customers as well as management diversion or potential litigation, the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties, the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on Adient and its customers, suppliers, joint venture partners and other parties, the ability of Adient to execute its turnaround plan, the ability of Adient to effectively launch new business at forecast and profitable levels, the ability of Adient to meet debt service requirements, the terms of financing, the impact of tax reform legislation through the Tax Cuts and Jobs Act and/or under the new U.S. presidential administration, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations including as may be impacted by the change in U.S. presidential administration, general economic and business conditions, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, changes in consumer demand, work stoppages and similar events, global climate change and related emphasis on ESG matters by various stakeholders, energy and commodity prices, the availability of raw materials and component products, currency exchange rates and cancellation of or changes to commercial arrangements, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient's business is included in the section entitled "Risk Factors" in Adient's Annual Report on Form 10-K for the fiscal year ended September 30, 2020 filed with the U.S. Securities and Exchange Commission (the "SEC") on November 30, 2020, Quarterly Report on Form 10-Q for the Quarterly Period ended December 31, 2020 filed with the SEC on February 5, 2021, and in subsequent reports filed with or furnished to the SEC, available at www.sec.gov. Potential investors, holders of notes and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document.

In addition, this document includes certain projections provided by Adient with respect to the anticipated future performance of Adient's businesses. Such projections reflect various assumptions of Adient's management concerning the future performance of Adient's businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the projections based thereon.

This document also contains non-GAAP financial information because Adient's management believes it may assist investors in evaluating Adient's on-going operations. Adient believes these non-GAAP disclosures provide important supplemental information to management and investors regarding financial and business trends relating to Adient's financial condition and results of operations. Investors should not consider these non-GAAP measures as alternatives to the related GAAP measures.

Today's agenda and presenters



Doug Del Grosso
President and CEO



Jeff Stafeil
Executive VP and CFO

- Executive summary: recent announcements
- Rationale for strategic transformation in China
- Use of proceeds & pro forma Adient
- Current operating environment

Executive summary

- Adient recently announced a strategic transformation in China
  - Adient entered into definitive agreements with joint venture partner Yanfeng Automotive Trim Systems Ltd. (YF) to end its Yanfeng Adient Seating Co., Ltd. (YFAS) joint venture in China.
  - The transactions contemplated by these agreements will, upon closing, allow Adient to drive its strategy in China independently, which is expected to result in a variety of benefits, including capturing growth in profitable and expanding segments; improving the integration of the company's China operations; and allowing for more certain value realization relative to status quo, where cash and value are generated from dividends at entities not in Adient's control
  - Cash received by Adient: ~$1.5B before tax, or ~$1.4B after tax, after acquisition of CQYFAS and YFAS-LF
  - The transactions, which are subject to customary government and regulatory approvals, and certain PRC state-owned asset required approvals and processes, are expected to be completed in the second half of calendar year 2021
- Executing strategic transformation in China, coupled with cash on the balance sheet and improvement in business operations, provides a unique opportunity for Adient to make a transformational change to its capital structure
  - Recently announced actions to pay down a portion of Adient's $800M, 7% secured notes due 2026
    - This is being accomplished with a tender offer for up to $640M in aggregate principal
    - Early redemption options exist on the remaining $160M in aggregate principal that the company fully plans to exercise

Cash proceeds from YFAS transactions based on USD to RMB exchange rate as of Mar. 10, 2021

Rationale

YFAS transaction

- Aligns with China auto industry trend in post-JV era
  - Global manufacturers such as Tesla, VW, BMW have moved towards majority-owned business model and away from JV model after China abolished its JV requirements in 2018 with OEMs
  - Similar trend taking place with leading Chinese manufacturers
- Enables Adient to drive strategy in China independently and opportunity to capture growth in profitable and expanding segments (Japanese manufacturers, luxury, EVs, etc.)
- Improves integration of Adient China operation – potential to achieve significant synergies across multiple locations
- Will provide more certain value realization relative to status quo where cash and value is generated from dividends at entities not in Adient's control
- Monetizes significant value that has accumulated at the JV without jeopardizing future opportunities for growth



SJA transaction

- The transaction is consistent with other strategic actions the company has completed recently to further its portfolio optimization strategy, which includes focusing on Adient's profitable, large-volume core seating business

Adient - PUBLIC

Post-transactions, Adient China business projected to have ~$4.5B in sales and extensive customer and geographic coverage

- Upon closing of the YFAS, CQADNT[1] and SJA transactions, Adient China will have **9 major entities with ~12,000 employees & projected sales of ~ $4.5B in FY21,** covering high-growing segments, incl. Premium, Japanese & EV
- Adient China will have **3 Global Tech Centers with over 800 engineers,** and complete in-house engineering capabilities
- **Approximately one-fourth of business** in China would be **consolidated**
- Positions Adient as **Top 3 complete seat players in China market (~ 12% share in rapidly growing NEV market)**
- **Sales content improved by ~10%**


North
Daqing
Changchun
Shenyang
Beijing
Langfang
Dalian
Tianjin
Hefei
Shanghai
West & Central
Chengdu
Chongqing
Wuhan
Nanchang
Hangzhou
Ningbo
Changsha
Liuzhou
Foshan
Guangzhou
South

Region	Operations	OEM Customers	Main growth engines
North	CFAA BJA[2]	FAW-VW, Audi, FAW-Toyota Hyundai, Daimler	**Premium** Audi Daimler **Japanese** Toyota **Int'l** VW
South	GAAS[2] CAA	GAC-Honda, GAC-Toyota, GAC-Mitsu,	**Japanese** Honda, Toyota, Mitsubishi
West & Central	CQADNT[1,2]	Ford Volvo NIO Xpeng	**Premium** Lincoln Volvo **EV**, NIO, Xpeng
Components	Keiper (mechs.) FAA (mechs) YFAT (trim) Langfang[2] (metal)	All OEMs Exporting Dai/Hyundai	

1 - Previously CQYFAS
2 - Post closing (incl. majority owned JVs and wholly owned entities)

Adient - PUBLIC

The transactions would enable tighter integration between Adient China and operations in other regions

ADIENT

United interface for OEM customers in China & globally

- Independent supplier for all OEMs in China
- Support all OEMs' global operations with a unified front and single interface

Integrated global engineering network with strong collaboration

- Adient Global Tech Centers in China (3)
- Adient Global Tech Centers in APAC (Japan, Korea, India)
- Adient engineering capabilities in other regions

One Adient Operational Excellence

- Unified single operating system
- A vertically integrated supply chain, that opportunistically maximizes buying power by combining volumes and avoiding duplicated investment
- Expected flexibility to leverage low-cost base with freedom in make vs. buy decision

Adient - PUBLIC

Post-closure, Adient becomes more efficient and cost competitive with its highly integrated China operations

ADIENT

Improving Adient efficiency and cost competitiveness by

Moving away from captive in-house sourcing model, expecting to achieve cost advantages from highly integrated business model, and anticipating flexibility in sourcing decisions

Optimized purchasing
- **Optimize purchasing across multiple China entities**, expected to maximize buying power and eliminate single sourcing bottleneck

High plant utilization
- **Increase plant utilization rate** by moving & consolidating production to under-utilized plants, avoiding duplicated investments and increasing cost competitiveness

Make vs. Buy
- **Select out-sourcing or in-sourcing** wherever makes most economic sense for Adient, keeping costs lower while controlling/managing high margin business

Adient - PUBLIC

Use of proceeds / pro forma Adient

Use of proceeds

- Adient intends to use the anticipated after-tax proceeds of ~$1.4B for:
  - Debt repayment (consistent with the company's near-term capital allocation plans),
  - Ability to fund Boxun's put right, if exercised (~$125M), and other corporate purposes

Pro forma Adient

(post closings, compared to the company's current FY21 outlook) [1]

- Consolidated sales expected to increase annually by ~$700M - $800M
  - Unconsolidated sales expected to decline annually by ~$3.5B - $4.0B
- Consolidated EBITDA expected to increase annually by ~$90M - $100M
- Equity income expected to decline annually by ~$155M
- Net leverage target between 1.5x – 2.0x (dependent on level of debt repayment and other uses of proceeds)

Transformational change in Adient's future earnings profile and balance sheet (EPS and Net Income accretive)[2]

Significant opportunity to pay down debt in FY21, beginning with the recent tender offer

1 – FY21 outlook provided with Adient's Q1FY21 earnings results released on Feb. 5, 2021

2 – Post closing and assuming approximately $2B of debt paydown by December 2021, annual interest expense estimated at ~$100M (vs. guidance of $235M in FY21) and cash taxes increasing by ~$10M
Cash proceeds from YFAS transactions based on USD to RMB exchange rate as of Mar. 10, 2021

Adient - Unequaled global capabilities

Global locations

194 manufacturing facilities

32 countries


Europe
North America
Asia
Africa
South America

Global employees

90,000[1]

~3,500 engineers

8 major tech centers

Unequaled global capability in JIT and all critical components; trim, foam, structures and mechanisms

1 - Based on management estimates - post closing of China strategic transformation (including consolidated and unconsolidated entities)

Positioning the company for long-term success

- Focused on positioning the company for long-term, sustained success by executing actions within our control, while managing through "normal course" industry and macro headwinds.

Advancing our strategic objectives to position Adient for sustained success…

- Turnaround plan firmly rooted and accelerating
  - Notable improvement achieved within the metals business – metals business now forecast to be FCF breakeven in FY21, one year ahead of plan
  - Significant efficiencies achieved within operations (i.e. decrease in premium freight, cost of poor quality, launch costs, etc.)
- Strengthening our market position with profitable new business wins
  - EV platform wins accelerating across Adient's extensive customer network (i.e. GM, Ford, Daimler, NIO, Xpeng)
- Deleveraging the balance sheet (debt pay down initiatives underway)
- Committed to positive environmental, social and governance-related business practices – 2020 Sustainability Report enhanced transparency

…while managing through a variety of industry and macro headwinds

- Near-term production downtime and operating inefficiencies driven by supply chain disruptions
  - semiconductor shortages
  - petrochemical supply constraints (impacting foam operations)
- Material economics — steel and chemicals
- Resurgence of COVID-19
- Labor shortages
- Premium freight (primarily driven by temporary supply chain disruptions)
- Heavy launch cadence in the Americas

Adient - PUBLIC

FY21 Outlook – key financial metrics

ADIENT

	Q1 Actual	Outlook FY21
Consolidated sales	$3.8B	~ $14.6B – $15.0B
Adj.-EBITDA	$378M	~ $1,000M – $1,100M
Equity income (incl. in Adj. EBITDA)	$94M	~ $250M
Interest expense	$60M	~ $235M
Cash tax	$12M	~ $85M
CapEx	$71M	~ $320 - $340M
Free cash flow (operating cash flow less CapEx)	$160M	~ $0M - $100M

~$160M - $260M excl. special items impacting FY21 (e.g. elevated restructuring and deferred non-income tax payments)

Key takeaways

- FY21 guidance reaffirmed
- **Consolidated sales** trending towards the upper end of the range – driven primarily by FX movements, and to a lesser extent volume & mix. Elevated risk of production disruptions in the near-term given supply chain disruptions (semiconductors).
- **Adj. EBITDA** forecasted to range between $1.0B and $1.1B as rising material costs is expected to have a greater impact on **Adj. EBITDA** as FY21 progresses. In addition, "normal course" commercial settlements that benefited Q1 are not expected to have the same impact in Q2, Q3, or Q4 (timing benefits H1 FY21).
- **Equity income (incl. in Adj. EBITDA)** continues to track on plan and follow normal seasonality (strong Q1, significant drop expected in Q2 related to the Chinese New Year, followed by expected improvement in Q3 and Q4)

Reconciliations of non-GAAP measures related to FY2021 guidance have not been provided due to the unreasonable efforts it would take to provide such reconciliations

Adient - PUBLIC

Questions?

